CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ford B. Draper, Jr., Chief Executive Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 3, 2004              /s/ Ford B. Draper, Jr.
     -------------------------      --------------------------------------------
                                    Ford B. Draper, Jr., Chief Executive Officer
                                    (principal executive officer)


I, Verna E. Knowles, Chief Financial Officer of Kalmar Pooled Investment Trust (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    MARCH 3, 2004              /s/ Verna E. Knowles
     -------------------------      --------------------------------------------
                                    Verna E. Knowles, Chief Financial Officer
                                    (principal financial officer)